Exhibit (10)(c)(i)

AMENDMENT NO. 1 TO

POTLATCH CORPORATION

2000 STOCK INCENTIVE PLAN

WHEREAS, the Board of Directors adopted and the stockholders approved the Potlatch Corporation 2000 Stock Incentive Plan (the “Plan”); and

WHEREAS, pursuant to Section 15 of the Plan, the Board of Directors of Potlatch Corporation at its meeting held on December 2, 2004, amended the Plan by deleting Section 10 thereof in its entirety and substituting the notation “Reserved” in lieu of renumbering all subsequent section of the Plan;

THEREFORE, based on the action taken by the Board of Directors of Potlatch Corporation, the Plan is amended as follows:

1.	Section 10 of the Plan is deleted and shall read as follows:

“10. RESERVED.”

2.	Except as amended as set forth herein, The Plan shall continue in full force and effect.

IN WITNESS WHEREOF, to record the adoption of this Amendment No. 1, Potlatch Corporation has caused its authorized officer to execute the same as of the 2nd day of December, 2004.

POTLATCH CORPORATION

By	/s/ Barbara Failing